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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): August 29, 2006

                 Residential Asset Securitization Trust 2006-A11
                 -----------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-132042-30

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

           Delaware                                              95-4791925
----------------------------------                          -------------------
  (State or Other Jurisdiction                               (I.R.S. Employer
of Incorporation of the depositor)                          Identification No.)

    155 North Lake Avenue
     Pasadena, California                                          91101
     ---------------------                                       ----------
     (Address of Principal                                       (Zip Code)
       Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01  Other Events.
---------  -------------

         On August 29, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A11 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-K (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

          On August 29, 2006, Credit Suisse International as cap counterparty (the "Counterparty") and the Supplemental Interest Trustee entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border) and a Schedule thereto (including an ISDA Credit Support Annex). The ISDA Master Agreement and Schedule thereto (including the related ISDA Credit Support Annex) are annexed hereto as
 `Exhibit 99.2 and Exhibit 99.3, respectively.

         On August 29, 2006, Credit Suisse Management LLC and the Counterparty entered into an interest rate corridor contract, as evidenced by a confirmation between such parties. The confirmation is annexed hereto as Exhibit 99.4.

         On August 29, 2006, Residential Asset Securitization Trust 2006-A11 entered into an interest rate corridor contract, as evidenced by a Confirmation between the Supplemental Interest Trust and the Counterparty. The Confirmation is annexed hereto as Exhibit 99.5.

         On August 29, 2006, Residential Asset Securitization Trust 2006-A11 entered into a Novation Confirmation, as evidenced by a Confirmation among the Supplemental Interest Trust, the Counterparty and Credit Suisse Management LLC (the "Novation Confirmation"). The Confirmation is annexed thereto as Exhibit 99.6.

      On August 29, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of August 29, 2006, by and among the Company, as depositor, IndyMac Bank F.S.B., IndyMac ABS, Inc. and Credit Suisse International, as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.7.

Section 9. Financial Statements and Exhibits.
           ---------------------------------
           Item 9.01.

     (a)  Financial statements of business acquired.
          ------------------------------------------

          Not applicable

     (b)  Pro forma financial information.
          --------------------------------

          Not applicable.

     (c)  Shell company transactions.
          ---------------------------

          Not applicable.

     (d)  Exhibits:
          ---------

     99.1 Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, IndyMac and the Trustee.

     99.2 The ISDA Master Agreement dated August 29, 2006, between the Counterparty and the Supplemental Interest Trustee.

     99.3 The Schedule (including the related ISDA Credit Support Annex) to the ISDA Master Agreement dated August 29, 2006, between the Counterparty and the Supplemental Interest Trustee.

     99.4 The Confirmation, dated August 29, 2006, between Credit Suisse Management LLC and the Counterparty.

     99.5 The Confirmation, dated August 29, 2006, between the Counterparty and the Supplemental Interest Trustee.

     99.6 The Novation Confirmation, dated August 29, 2006, among the Counterparty, Credit Suisse Management LLC and the Supplemental Interest Trustee.

      99.7 Item 1115 Agreement, dated August 29, 2006, among the Company, IndyMac and the Counterparty.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INDYMAC MBS, INC.



                                                  By:  /s/ Victor H. Woodworth
                                                       -----------------------
                                                         Victor H. Woodworth
                                                         Vice President


Dated:  September 13, 2006

                                  Exhibit Index

Exhibit
-------

      99.1. Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, IndyMac and the Trustee.

      99.2 The ISDA Master Agreement dated August 29, 2006, between the Counterparty and the Supplemental Interest Trustee.

      99.3 The Schedule (including the related ISDA Credit Support Annex) to the ISDA Master Agreement dated August 29, 2006, between the Counterparty and the Supplemental Interest Trustee.

      99.4 The Confirmation, dated August 29, 2006, between Credit Suisse Management LLC and the Counterparty.

      99.5 The Confirmation, dated August 29, 2006, between the Counterparty and the Supplemental Interest Trustee.

      99.6 The Novation Confirmation, dated August 29, 2006, among the Counterparty, Credit Suisse Management LLC and the Supplemental Interest Trustee.

      99.7 Item 1115 Agreement, dated August 29, 2006, among the Company, IndyMac and the Counterparty.